Exhibit 99.1

DoseMe Holdings Pty Ltd

ABN 23 168 742 336

Financial Statements
For the three months ended September 30, 2018

PKF Hacketts

INDEPENDENT AUDITOR’S REVIEW REPORT
TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
DOSEME HOLDINGS PTY LTD AND ITS CONTROLLED ENTITIES

Report on the Financial Statements

We have reviewed the accompanying unaudited interim consolidated financial statements of DoseMe Holdings Pty Ltd (the company) and its controlled entities (the Group) as of September 30, 2018, and for the three-month period then ended.

The accompanying unaudited interim financial statements of DoseMe Holdings Pty Ltd and its controlled entities as of September 30, 2018 contain comparative information as of June 30, 2018, and for the three months ended September 30, 2017. The comparative information was not reviewed by us, and accordingly, we do not express any form of assurance on it.

Directors’ Responsibility

The Company’s Directors are responsible for the preparation and fair presentation of the unaudited interim consolidated financial statements in accordance with the accounting principles generally accepted in the United States of America; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of the unaudited consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.

Auditor’s Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of unaudited consolidated financial statements. A review of unaudited interim consolidated financial statements consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the unaudited consolidated financial statements. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying unaudited interim consolidated financial statements as of and for the three months ended September 30, 2018, for it to be in accordance with accounting principles generally accepted in the United States of America.

PKF HACKETTS AUDIT

/s/ Cameron Bradley
Cameron Bradley	Brisbane, November 15, 2018
Partner

PKF Hacketts Audit	Level 6, 10 Eagle Street, Brisbane QLD 4000	8 East Street, PO Box 862
ABN 33 873 151 348	GPO Box 1568, Brisbane QLD 4001	Rockhampton QLD 4700
	p +61 7 3839 9733	p +61 7 4927 2744
	f +61 7 3832 1407	f +61 7 4927 4317

Liability limited by a scheme approved under Professional Standards Legislation. PKF International Limited administers a network of legally independent firms which carry on separate business under the PKF Name. PKF International Limited is not responsible for the acts or omissions of individual member firms of the network. For office locations visit www.pkf.com.au

DOSEME HOLDINGS PTY LTD
UNAUDITED CONSOLIDATED BALANCE SHEETS

		September 30,	June 30,
	Note	2018 $	2018 $

Assets
Current assets:
Cash		357,168	229,695
Accounts receivable, net		1,595	—
Prepaid expenses		20,172	4,561
Other current assets	4	17,792	414,576
Total current assets		396,727	648,832
Total assets		396,727	648,832

Liabilities and stockholders’ equity
Current liabilities:
Debt		15,134	—
Accounts payable		37,234	15,965
Accrued expenses and other liabilities	5	205,890	107,890
Provisions	6	33,062	26,864
Total current liabilities		291,320	150,719
Total liabilities		291,320	150,719

Commitments and contingencies (Note 9)

Stockholders’ equity:
Common stock, 17,132 shares issued and outstanding at at September 30, 2018 and June 30, 2018	7	5,237,102	5,237,102
Accumulated deficit		(5,158,664)	(4,775,295)
Accumulated other comprehensive income		26,969	36,306
Total stockholders’ equity		105,407	498,113
Total liabilities and stockholders’ equity		396,727	648,832

See accompanying notes to unaudited consolidated financial statements.

DOSEME HOLDINGS PTY LTD
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended
	September 30,
	2018	2017
	$	$

Revenue:
Service revenue	34,075	6,441
Total revenue	34,075	6,441
Cost of revenue, exclusive of depreciation and amortization show below:
Service cost	—	—
Total cost of revenue, exclusive of depreciation and amortization	—	—
Operating expenses:
Advertising expense	33,082	7,595
General and administrative	420,430	478,420
Depreciation and amortization	—	1,509
Total operating expenses	453,512	487,524
Loss from operations	(419,437)	(481,083)
Other income (expense):
Interest expense	(507)	—
Grant revenue	36,575	—
Total other income	36,068	—
Loss before income taxes	(383,369)	(481,083)
Tax expense	—	—
Net loss	(383,369)	(481,083)
Net loss attributable to common stockholders:
Basic	(383,369)	(481,083)
Diluted	(383,369)	(481,083)
Net loss per share attributable to common stockholders (Note 3):
Basic	(22.38)	(32.02)
Diluted	(22.38)	(32.02)
Weighted average common stock outstanding (Note 3):
Basic	17,132	15,024
Diluted	17,132	15,024

See accompanying notes to unaudited consolidated financial statements.

DOSEME HOLDINGS PTY LTD
UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	Three months ended September 30,
	2018 $	2017 $
Net loss	(383,369)	(481,083)
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	(9,337)	16,877
Other comprehensive income (loss)	(9,337)	16,877
Comprehensive loss attributable to common stockholders:	(392,706)	(464,206)

See accompanying notes to unaudited consolidated financial statements

DOSEME HOLDINGS PTY LTD

UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS EQUITY

				Accumulated
				Other	Total
	Common Stock	Common Stock	Accumulated	Comprehensive	Shareholders
	Shares	Amount	Deficit	Income	Equity
Balance as at July 1, 2018	17,132	$5,237,102	$(4,775,295)	$36,306	$498,113
Net loss	—	—	(383,369)	—	(383,369)
Other comprehensive income, net	—	—	—	(9,337)	(9,337)
Balance as at September 30, 2018	17,132	$5,237,102	$(5,158,664)	$26,969	$105,407

See accompanying notes to unaudited consolidated financial statements.

DOSEME HOLDINGS PTY LTD
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended September 30,
	2018 $	2017 $
Cash flows from operating activities:
Net loss	(383,369)	(481,083)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	—	1,509
Changes in operating assets and liabilities:
Accounts receivable, net	(1,595)	(562)
Prepaid expenses and other current assets	196,178	330,718
Accounts payable	21,269	(9,623)
Accrued expenses and other liabilities	89,042	50,823
Provisions	6,198	(873)
Net cash used in operating activities	(72,277)	(109,091)

Cash flows from financing activities:
Proceeds from related party borrowings	184,775	—
Proceeds from borrowings	26,032	—
Repayment of borrowings	(11,057)	—
Net cash provided by financing activities	199,750	—
Net increase (decrease) in cash	127,473	(109,091)
Cash, beginning of period	229,695	544,059
Cash, end of period	357,168	434,968

See accompanying notes to unaudited consolidated financial statements.

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: NATURE OF BUSINESS

DoseMe Holdings Pty Ltd and its controlled entities (the “Group”) provides patient specific, data driven technology and solutions that enable healthcare organizations to optimize medication dosing to improve patient outcomes, reduce hospitalizations, lower healthcare costs and manage risk. The Group’s cloud based software solutions provide prescribers, pharmacists and healthcare organizations with sophisticated and innovative tools to better manage the medication related needs of patients.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Group’s significant accounting policies are disclosed in the Group’s audited consolidated financial statements for the year ended June 30, 2018. Since the date of those audited consolidated financial statements, there have been no changes to the Group’s significant accounting policies, including the status of recent accounting pronouncements, other than those detailed below.

(a) Basis of preparation of the financial report

The acccompanying unaudited consolidated financial statements of the Group presented in United States dollars, for the quarter ended September 30, 2018 have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Any reference in these notes to applicable guidance is meant to refer to the authoritative United States GAAP as found in the Accounting Standards Codification (“ASC”) and Accounting Standards Update (“ASU”) of the Financial Accounting Standards Board (“FASB”). The accompanying unaudited consolidated financial statements include the accounts of the Group and its wholly owned subsidiaries. All inter Group accounts and transactions have been eliminated on consolidation.

(b) Liquidity

The Group’s unaudited consolidated financial statements have been prepared on the basis of continuity of operations, realization of assets and the satisfaction of liabilities in the ordinary course of business. Management believes that the Group’s cash on hand of $357,168 as of September 30, 2018, cash flows from operations and availability of debt or equity funding are sufficient to fund the Group’s planned operations through to at least September 30, 2019.

(c) Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates or assumptions.

(d) Revenue

The Group recognizes revenue from services rendered when (i) persuasive evidence of an arrangement exists, (ii) services have been rendered, (iii) the price to its client is fixed or determinable and (iv) collectability is reasonably assured.

When the Group enters into arrangements with multiple deliverables, it applies the accounting guidance for revenue arrangements with multiple deliverables and evaluates each deliverable to determine whether it represents a separate unit of accounting based on the following criteria: (i) whether the delivered item has value to the customer on a standalone basis, and (ii) if the contract includes a general right of return relative to the delivered item, delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the Group.

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d) Revenue (continued)

The Group evaluates its contractual arrangements to determine the performance obligations and transaction prices. Revenue is allocated to each performance obligation and recognized when the related performance obligations are satisfied.

The Group provides unique decision support software that leverages clinically validated pharmacokinetic drug models, patient characteristics, drug concentrations and genotype to guide dose optimization. It’s the world’s first precision dosing tool designed for clinical practice that uses Bayesian dosing methods. Its simplicity and portability means Bayesian dosing benefits can be brought to every bedside.

Licence fees

The Group receives licence fees to access DoseMe’s clinical decision support software. These fees are known as Software-as-a-service (SaaS) fees and for DoseMe these fees are paid in advance for each subscription. These services represent a separate unit of accounting and are offered independently from any other services. Revenue for these services is recognized each month as the services are performed.

Transaction fee

The Group also receives transactional fees based on a setting up each new subscription.

(e) Recent Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (‘ASU 2014-09’) and has subsequently issued a number of amendments to ASU 2014-09. ASU 2014-09, as amended, represents a comprehensive new revenue recognition model that requires a Group to recognize revenue to depict the transfer of promised goods or services to clients in an amount that reflects the consideration to which the Group expects to be entitled to receive in exchange for those goods or services. ASU 2014-09 sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed. For public companies, ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2017 and interim reporting periods within that reporting period. Companies may use either a full retrospective or a modified retrospective approach to adopt ASU 2014-09. The Group will adopt ASU-2014-09 as of July 1, 2018 using the full retrospective method and continues to assess the impact of ASU 2014-09 on its results of operations, financial position, cash flows, and disclosures. The Group will finalize its calculation of the financial impact of the adoption of this accounting standard on its consolidated financial statements in the June accounts in 2019.

The Group analyzed substantially all of its contracts with customers to determine the impact of the adoption of ASU 2014-09 on the Group’s consolidated financial statements and disclosures. While the Group is still analyzing the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures.

The adoption of this ASU will result in increased disclosure, including qualitative and quantitative disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e) Recent Accounting Pronouncements (Continued)

In February 2016, the FASB issued ASU No. 2016 -02, Leases (Topic 842) (“ASU 2016-02”). The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. ASU 2016 -02 is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods, with early adoption permitted. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Group is currently evaluating the potential impact of the adoption of this standard and anticipates that this standard will have a material impact on the Group’s consolidated financial statements, as all long term leases will be capitalized on the consolidated balance sheet.

In August 2016, the FASB issued ASU No. 2016 -15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”). ASU 2016-15 provides new guidance to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016 -15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Group is currently evaluating the potential impact of ASU 2016-15 on the Group’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 updates the disclosure requirements for fair value measurements and is effective for financial statements issued for fiscal years beginning after December 15, 2019. The Company is currently evaluating the potential impact of the adoption of this standard on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-15, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (“ASU 2018-15”). ASU 2018-15 aligns the requirements for capitalizing implementation incurred in a hosting arrangement that is a service contract with the requirements for capitalization implementation costs incurred to develop or obtain internal-use software and hosting arrangements that include an internal-use software license. ASU 2018-15 is effective for financial statements issued for fiscal years beginning after December 15, 2019. The Company is currently evaluating the potential impact of the adoption of this standard on the Company’s consolidated financial statements.

In January 2017, the FASB issued Accounting Standards Update No. 2017 -01, Business Combinations (“ASU 201701”). ASU 2017-01 provides guidance for evaluating whether a set of transferred assets and activities (the “set”) should be accounted for as an acquisition of a business or group of assets. The guidance provides a screen to determine when a set does not qualify to be a business. When substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in an identifiable asset or a group of similar assets, the set is not a business. Also to be considered a business, the set would have to include an input and a substantive process that together significantly contribute to the ability to create outputs. ASU 2017-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017. The adoption of ASU 2017 01 will not have a material effect on the Group’s consolidated financial statements.

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e) Recent Accounting Pronouncements (Continued)

In January 2017, the FASB issued ASU No. 2017-04, Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”). ASU 2017-04 simplifies the accounting for goodwill impairment by eliminating the requirement to calculate the implied fair value of goodwill to measure an impairment charge. Instead, entities will be required to record an impairment charge based on the excess of a reporting unit’s carrying value over its fair value. ASU 2017-04 is effective for financial statements issued for fiscal years beginning after December 15, 2019. The adoption of ASU 2017 04 will not have a material effect on the Groups’s consolidated financial statements.

In May 2017, the FASB issued ASU No. 2017-09, Compensation —Stock Compensation (Topic 718): Scope of Modification Accounting (“ASU 2017-09”). ASU 2017-09 amends the scope of modification accounting for share-based payment arrangements. The guidance requires modification accounting only if the fair value, vesting conditions, or the classification of the award (as equity or liability) changes as a result of a change in terms or conditions. ASU 2017-09 is effective for financial statements issued for fiscal years beginning after December 15, 2017. The adoption of ASU 2017 09 will not have a material effect on the Group’s consolidated financial statements.

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 3: NET LOSS PER SHARE

Basic net loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock of the Company outstanding during the period. The Company computed net loss per share of common stock using the treasury stock method for the three months ended September 30, 2018 and 2017. Diluted net loss per share is computed dividing net loss attributable to common stockholders by the weighted average number of shares of common stock during the period plus the impact of dilutive securities, to the extent that they are not anti-dilutive. The following table presents the calculation of basic and diluted net loss per share for Company’s common stock:

	Three Months Ended September 30,
	2018	2017
Numerator:
Net loss attributable to common stockholders	$(383,369)	$(481,083)

Denominator (basic):
Weighted average shares of common stock outstanding, basic	17,132	15,024

Denominator (diluted):
Weighted average shares of common stock outstanding, diluted	17,132	15,024

Net loss per share attributable to common stockholders, basic	$(22.38)	$(32.02)
Net loss per share attributable to common stockholders, diluted	$(22.38)	$(32.02)

NOTE 4: OTHER CURRENT ASSETS

At September 30, 2018 and June 30, 2018, other current assets consisted of the following:

	September 30, 2018	June 30, 2018
R&D tax offset refund receivable	$—	$211,975
GST receivable	8,427	8,241
Related party receivable for common stock issued	—	184,775
Rental deposits	9,365	9,585
Total other current assets	$17,792	$414,576

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 5: ACCRUED EXPENSES AND OTHER LIABILITIES

At September 30, 2018 and June 30, 2018, accrued expenses and other liabilties consisted of the following:

	September 30, 2018	June 30, 2018
Employee related expenses	$34,366	$14,794
Accrued fringe benefits tax	—	16,166
Legal fees	—	—
Stock issue costs	—	—
Deferred revenue	171,524	76,930
Total accrued expenses and other liabilities	$205,890	$107,890

NOTE 6: EMPLOYEE BENEFIT PROVISIONS

At September 30, 2018 and June 30, 2018, employee benefit provisions consisted of the following:

	September 30, 2018	June 30, 2018

Annual leave	$33,062	$26,864

NOTE 7: COMMON STOCK

	September 30, 2018	June 30, 2018

17,123 Common stock	$5,237,102	$5,237,102

NOTE 8: INCOME TAXES

As of September 30, 2018, the Company had income tax net operating loss (“NOL”) carryforwards of $1,562,448 which are available to reduce future taxable income.

We believe that it is more likely than not that the benefit from NOL carryforward will not be realized at this point in time. In recognistion of this risk, no deferred tax assets related to these NOL carryforwards have been accounted for.

NOTE 9: COMMITMENTS AND CONTINGENCIES

(a) Legal Proceedings

The Company is not currently involved in any significant claims or legal actions that, in the opinion of management, will have a material adverse impact on the Company.

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 9: COMMITMENTS AND CONTINGENCIES (Continued)

(b) Leases

The Group has entered into two operating leases for office space. One of the leases is a rolling annual agreement expiring in April 2019 with the other being a rolling monthly agreement requiring a one-month notice period. No additional occupancy taxes, rates or charges are payable in addition to the base rent payments.

Future minimum lease payments under operating leases as of September 30, 2018 are as follows:

September 30, 2018

2019	$24,587
2020	—
2021	—
2022	—
2023	—
Thereafter	—
Total minimum lease payments	$24,587

Rent expense under these operating leases was $10,165 and $10,535 for the three months ended September 30, 2018 and 2017 respectively.

(c) Bonuses Paid on Sale of Business

The Company has set up two bonus structures in the event the business is acquired by a third party. These bonuses fall part of certain employee’s employment contracts and are only valid for employees employed at the time of the acquisition. In addition, at the acquirer’s discretion, these bonuses may be held for up to six months to ensure a smooth transition.

The true bonus structures are as follows:

(i)             Senior Employee Loyalty Bonus “SELB”

The SELB aims to align critical, early employees with long-term value creation. The bonus entitles eligible employees to 0.5% of eventual net cleared value per common share of the Company in the event that a sale price of $1,985 per common share is achieved. At year-end only one employee is entitled to the SELB should the hurdle price be achieved.

(ii)          Early Employee Loyalty Bonus “EELB”

The EELB aims to align non-critical, early employees with long-term value creation. The bonus is a one-time payment in the amount of the employee’s annual base salary. The bonus is available to those on the program in the event of a successful exit which achieves a minimum sale price of $1,985 per common share. At year-end three employees are eligible for the bonus with the maximum amount payable being $211,580.

Management believes it is very unlikely that both programs with be realized in the next twelve months based on recent offers received to acquire all outstanding shares.

DOSEME HOLDINGS PTY LTD
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 10: RELATED PARTY TRANSACTIONS

Included in general and administrative expenses during the three months ended September 30, 2018 were $14,891 (2017: $3,947) of consulting fees paid to director related parties.

There were no other related party transactions during the three months ended September 30, 2018 and 2017

NOTE 11: SUBSEQUENT EVENTS

On October 1, 2018, the company issued a convertible note (“the note”) with a principal amount of USD $1,000,000. The note bears simple interest on the outstanding principal amount at the rate of 10% per annum. The principal amount of the note and any unpaid accrued interest shall be due and payable on the twelve (12) month anniversary, subject to earlier repayment of the principal amount and any unpaid accrued interest as a result of a Change of Control event, or earlier conversion to equity securities as a result of a Qualified Financing event, as discussed below.

Conversion on Qualified Financing event

The principal amount and any unpaid accrued interest shall automatically convert into equity securities in the event the Company issues and sells its equity securities to investors in an equity financing while the note remains outstanding (“Qualified Financing”), at the conversion price of either:

(i) if more than 50% of the capital raised by the Company in the Qualified Financing comes from investors who do not have any affiliation with the current investors in the Company, the price paid per share for equity securities by the investors in the Qualified Financing; or

(ii) if 50% or less of the capital raised by the Company in the Qualified Financing comes from investors who do not have any affiliation with the current investors in the Company, the lesser of:

(a) the price paid per share for equity securities by the investors in the Qualified Financing, or

(B) the quotient resulting from dividing (1) USD $15,000,000 by (2) the number of outstanding ordinary shares of the Company immediately prior to the Qualified Financing.

Except as disclosed above, no other matter or circumstance has arisen since September 30, 2018 that has significantly affected or may significantly affect:

(a)         the operations, in financial years subsequent to September 30, 2018, of the Group, or

(b)         the results of those operations, or

(c)          the state of affairs, in financial years subsequent to September 30, 2018, of the Group.